Exhibit 32.2

Certification of the Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with Bancshares of Florida, Inc.’s (“Company”) Quarterly Report on Form 10-QSB for the period ended June 30, 2004 (“Report”), I certify that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for the period ended, June 30, 2004.

Date: October 27, 2004

/s/ DAVID G. WALLACE
David G. Wallace Chief Financial Officer

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